UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 2, 2000

                             SILVERZIPPER.COM, INC.
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             (Exact name of registrant as specified in its charter)



            NEVADA               33-55254-08                  87-0434286
            ------               -----------                  ----------

(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)



             350 FIFTH AVENUE, SUITE 1222, NEW YORK, NEW YORK 10118
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (212) 563-7040


                               SABER CAPITAL, INC.
         3099 SO. HIGHLAND DRIVE, SUITE 460, SALT LAKE CITY, UTAH 84106
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          (Former name or former address, if changed since last report)


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Item 2.           Acquisition or Disposition of Assets

     On March 2, 2000, silverzipper.com, Inc., a Nevada Corporation ("silverzipper"), Silverzipper Internet, Inc., a Florida corporation ("Silverzipper Internet"), and a wholly owned subsidiary of silverzipper, and GreekCentral.com, Inc., a Florida corporation ("GreekCentral.com"), entered into an Asset Purchase Agreement and consummated the acquisition of substantially all of the assets of GreekCentral.com by Silverzipper Internet. The primary asset acquired by Silvezipper Internet was the greekcentral.com website, including the URL and related intellectual property.

     The GreekCentral.com website is a well-recognized online community and portal for college life. With a focus on fraternity and sorority affiliation, GreekCentral.com provides news, music, games, academics, shopping and interaction. silverzipper.com believes that by focusing on a niche target group and utilizing grassroots marketing efforts, GreekCentral has effectively penetrated this audience and maintains increased loyalty from these users, as evidenced by GreekCentral's long user session lengths and high repeat traffic. silverzipper.com plans to operate GreekCentral.com in its current form, and take advantage of joint marketing and traffic driving opportunities for the GreekCentral.com and silverzipper.com websites. In addition, the team from GreekCentral will be responsible for building, maintaining and marketing the silverzipper.com website which is scheduled to debut in Fall of 2000.


     In   addition   to  the   greekcentral.com   website,   other   assets   of
GreekCentral.com that were purchased by Silverzipper Internet include:

o tangible personal property, including, without limitation, work in process, inventory, furniture and equipment;

o    real property, if any, including, without limitation, fixtures;

o    leasehold interests;

o contracts (to the extent they are assumed liabilities, as determined in the Asset Purchase Agreement);

o    licenses and permits;

o patents, trademarks and all associated goodwill, trade secrets, know how, copyrights, moral rights, and all other intellectual property of every description, including without limitation, all proprietary rights in any and all of GreekGentral.com's websites; and all urls owned or controlled by or registered to or on behalf of GreekCentral.com;

o    prepaid expenses;

o    accounts receivable;

o    customer lists and account information;

o    proprietary and confidential information;

o    goodwill;

o    copies of files, books and records; and

o    the proceeds under all insurance policies and claims therefor.

     The purchase price of the assets purchased by Silverzipper Internet was 550,000 shares of restricted common stock of silverzipper, which shares of common stock were delivered to GreekCentral.com at the March 2, 2000 closing. The purchase price was subject to a working capital determination based on a specific formula. There was not an adjustment made to the purchase price at the closing due to the working capital determination. The purchase price also provides GreekCentral.com a protective feature which guarantees a $5.00 per share value of the silverzipper common stock provided as consideration for the GreekCentral.com assets when the common stock becomes freely tradable either by a valid registration of the common stock or via Rule 144 of the Securities Act of 1933, as amended. In the event the market value of the silverzipper common stock is not $5.00 on the day the common stock is available for resale, then silverzipper shall issue additional shares of common stock which are necessary to make up any shortfall to the then holders of the common stock. Silverzipper is under no obligation to register the common stock issued to GreekCentral.com.

     This report is qualified in its entirety by, and subject to, the Asset Purchase Agreement attached as Exhibit 2 to this report. The reader is cautioned and encouraged to read the Asset Purchase Agreement in its entirety.

     Although there was no prior relationship between silverzipper, Silverzipper Internet and GreekCentral.com prior to this transaction, silverzipper has entered into three year employment agreements with Adam P. Runsdorf and Brett Jaffy. Mr. Runsdorf will be appointed as a director of silverzipper in connection with this transaction.

     Mr. Rundorf's employment agreement provides for an annual base salary of $150,000, subject to a dollar-for-dollar increase in the event the base salary of silverzipper's Chairman is increased. In addition, Mr. Runsdorf shall receive an incentive stock option to purchase 300,000 shares of common stock of silverzipper at an exercise price of $5.00 per share. Mr. Jaffy's employment agreement provides for an annual base salary of $90,000 and an incentive stock option to purchase 130,000 shares of common stock of silverzipper at an exercise price of $5.00 per share. This report is qualified in its entirety by, and subject to, the Employment Agreements of Messrs. Runsdorf and Jaffy which are attached to this report as Exhibits 10.1 and 10.2. The reader is cautioned and encouraged to read the Employment Agreements in their entirety.

Item 5.           Other Events

     Mr. Adam P. Runsdorf, a principal of GreekCentral.com, was appointed as a member of the Board of Directors of silverzipper in connection with the acquisition by Silverzipper Internet, a wholly owned subsidiary of silverzipper, of the assets of GreekCentral.com on March 2, 2000.

     On March 1, 2000, silverzipper entered into an employment agreement with its Chairman and CEO, Paul E. Palmeri. Mr. Palmeri's employment agreement expires on December 31, 2002 and provides for an annual base salary of $150,000, an incentive payment for completed acquisitions, an annual performance bonus as determined by the Board of Directors, an option to purchase 300,000 shares of silverzipper common stock at a per share price of $5.00, with a three year vesting schedule, and other standard terms. The above description of Mr. Palmeri's employment agreement is qualified in its entirety by, and subject to, the employment agreement which is attached to this report as Exhibit 10.3. The reader is cautioned and encouraged to read the employment agreement in its entirety.

     Effective on August 1, 1999, Mr. Palmeri was granted a non-qualified option to purchase up to 350,000 shares of common stock of silverzipper at a purchase price of $.10 per share. The option is exercisable commencing on the earliest date of any of the following events: (i) the average market price for silverzipper's Common Stock for thirty (30) consecutive trading days is five ($5) dollars or greater, (ii) silverzipper sells all or substantially all of its assets, or (iii) there is a change in control of silverzipper, which is defined as a transfer of the voting power of thirty five (35%) percent or more of the outstanding Common Stock of silverzipper in one transaction or in a series of related transactions. The option expires on July 31, 2006 and contains standard adjustment provisions. The above description of the option is qualified in its entirety by, and subject to, Mr. Palmeri's option agreement which is attached to this report as Exhibit 10.4. The reader is cautioned and encouraged to read the option agreement in its entirety.


Item 7.           Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     It is presently impractical to provide the financial statements required to be presented hereunder at the time of filing this report. Such financial statement information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than sixty (60) days from the due date of this report.

(b)  Pro Forma Financial Statements.

     It is presently impractical to provide the pro forma financial statements required to be presented hereunder at the time of filing this report. Such pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than sixty (60) days from the due date of this report.

(c)  Exhibits.

     (2)  Asset Purchase Agreement dated March 2, 2000

     (10.1) Employment Agreement of Brett Jaffy dated March 2, 2000

     (10.2) Employment Agreement of Adam P. Runsdorf dated March 2, 2000

     (10.3) Employment Agreement of Paul E. Palmeri dated March 1, 2000

     (10.4) Non-Qualified Stock Option Agreement of Paul E. Palmeri dated August
          1, 1999




Forward Looking Statements

     This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions as they relate to silverzipper or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. silverzipper's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in silverzipper's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SILVERZIPPER.COM, INC.



                                                 By: /s/ Paul E. Palmeri
                                                     -------------------
                                                     Paul E. Palmeri, CEO

Date:    March 17, 2000